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                                                                   Exhibit 99.10

                                                             As of June 18, 2001



Cendant Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ 08054


Attention:  Mr. Jason Nordyk


                           AMENDMENT NUMBER 1 TO THE
                           -------------------------
            MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT
            -------------------------------------------------------
                        DATED AND EFFECTIVE MAY 29, 2001
                        --------------------------------


         This is Amendment Number 1 dated as of June 18, 2001 ("Amendment Number 1") by and between Lehman Brothers Bank, FSB (the "Purchaser") and Cendant Mortgage Corporation ("Seller") to that certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement dated as of May 29, 2001 (the "Agreement").


                                   WITNESSETH
                                   ----------

         WHEREAS, heretofore the Purchaser and the Seller executed the Agreement for the purpose of the Seller selling and the Purchaser purchasing on a flow basis, certain fixed rate and adjustable rate conventional first lien residential mortgage loans (the "Mortgage Loans");

         WHEREAS, the Purchaser and the Seller wish to amend the Agreement in order to further clarify the characteristics of the Mortgage Loans being sold by the Seller and purchased by the Purchaser;

         NOW THEREFORE, in consideration of the mutual promises and mutual obligations set forth herein, the Purchaser and the Seller agree as follows:

         1. All capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Agreement or Amendment Number 1, as the case may be.

         2. The Agreement shall be amended by adding the following language to Section 1.01.

              "Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property, or, with respect to a Cooperative Loan, where the related Cooperative Project, is located.

              "Cooperative Corporation": The cooperative apartment corporation that holds legal title to a Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

              "Cooperative Loan": A Mortgage Loan identified as such on the applicable Mortgage Loan Schedule that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

              "Cooperative Project": All real property owned by a Cooperative Corporation including the land, separate dwelling units and all common elements.


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              "Cooperative Shares": The shares of stock issued by a Cooperative
              Corporation and allocated to a Cooperative Unit and represented by a stock certificate.

              "Cooperative Unit": Means a specific unit in a Cooperative
              Project.

              "Pledge Instruments": With respect to each Cooperative Loan, the Stock Power, Assignment of Proprietary Lease, Assignment of Mortgage Note and the Acceptance of Assignment and Assumption of Lease Agreement.

              "Proprietary Lease": A lease on (or occupancy agreement with respect to) a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

              "Relocation Loans": Mortgage loans made to employees of corporations who have a substantial portion of the costs related to the mortgage loan reimbursed by their employer. Some of the expenses eligible for consideration include closing costs and discount points or real estate commissions. Because mortgagors of Relocation Loans generally are more likely to be transferred by their employers than mortgagors in general, Relocation Loans are generally believed to prepay faster than other loans with similar characteristics that are not Relocation Loans.


         3. The definition of "Mortgaged Property" in Section 1.01 is hereby amended and restated in its entirety to read as follows:

              "Mortgaged Property": With respect to a Mortgage Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a fee simple estate, or with respect to a Cooperative Loan, the Cooperative Shares and the Proprietary Lease.

         4. The definition of "Mortgage" in Section 1.01 is hereby amended and restated in its entirety to read as follows:

              "Mortgage": The mortgage, deed of trust, Pledge Instrument or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note, or in the case of each Cooperative Loan creates a first priority security interest on the Cooperative Shares and Proprietary Lease securing the Mortgage Note.

         5. The Agreement shall be amended by adding the following language to Schedule B-1 in the referenced sections. Such additional language relates to the delivery requirements for Cooperative Loans and reads as follows:

              (ii) With respect to each Cooperative Loan, the original Pledge Instrument. Such new sentence shall be added immediately following the last sentence of this section.

              (iii) With respect to each Cooperative Loan, Assignment of Pledge Instrument. Such new sentence shall be added immediately following the last sentence of this section.

              (vii) With respect to each Cooperative Loan, intervening assignments of the Pledge Instrument. Such new sentence shall be added immediately following the last sentence of this section.

              (viii) With respect to each Cooperative Loan: (a) the Cooperative
                     Shares, (b) a stock power executed in blank by the Person in whose name the Cooperative Shares are issued, (c) the proprietary lease or occupancy agreement, accompanied by an assignment in blank of such proprietary lease, if available, (d) a recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan, accompanied by an assignment of such recognition agreement in blank, (e) UCC-1 financing statements with recording information thereon from the appropriate state and county recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the state in which the Cooperative Project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder and (f) any guarantees, if applicable.

         6. The Agreement shall be amended by adding the following language to the referenced representations and warranties in Section 3.03 and restated in its entirety to read as follows:

              (20) Location of Improvements; No Encroachments. As of the date of origination of such Mortgage Loan, all improvements that were considered in determining the Appraised Value of the related Mortgaged Property lay



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                     wholly within the boundaries and building restriction lines of such Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit and no improvements on adjoining properties encroach upon such Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit except as permitted under the terms of the FNMA Guide and the FHLMC Selling Guide; no improvement located on or part of any Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit is in violation of any applicable zoning law or regulation, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property, and with respect to the use and occupancy of the same, including certificates of occupancy, have been made or obtained from the appropriate authorities;

              (24) Mortgaged Property Undamaged; No Condemnation. As of the Funding Date, the related Mortgaged Property or the Cooperative Project, as applicable, is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

              (27) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property or the Cooperative Unit, as applicable, on forms and with riders approved by FNMA and FHLMC, signed prior to the approval of such Mortgage Loan application by an appraiser, duly appointed by the originator of such Mortgage Loan, whose compensation is not affected by the approval or disapproval of such Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC for appraisers;

              (30) Occupancy. As of the date of origination of such Mortgage Loan, the related Mortgaged Property or Cooperative Unit, as applicable, is lawfully occupied under applicable law;

              (35) Acceptable Investment. To the best of Seller's knowledge, there is no circumstance or condition with respect to the related Mortgage File, Mortgage, Mortgaged Property or Cooperative Unit, as applicable, Mortgagor or Mortgagor's credit standing, including but not limited to `limited income documentation programs' whereby the lending decision is based upon factors other than the Mortgagor's income, that can reasonably be expected to cause private institutional investors to regard such Mortgage Loan as an unacceptable investment, cause such Mortgage Loan to become delinquent, or adversely affect the value or marketability of such Mortgage Loan;


       7. The Agreement shall be amended by adding the following representations and warranties to Section 3.03:

              (36) Location and Type of Mortgaged Property. The Mortgaged Property or, with respect to each Cooperative Loan, Cooperative Unit is located in the state identified in the related Mortgage Loan Schedule and consists of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or a Cooperative Unit, or an individual unit in a planned unit development, provided, however, that any condominium unit or planned unit development shall conform with the applicable Fannie Mae requirements regarding such dwellings and that no residence or dwelling is a mobile home. No portion of the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit is used for commercial purposes.

              (37) Environment Matters. To the best of the Seller's knowledge, the Mortgaged Property or the Cooperative Unit, as applicable, is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property or Cooperative Unit, as applicable, of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property.

              (38) Cooperative Loans. With respect to each Cooperative Loan the Seller represents and warrants:

                     A. The Cooperative Loan is secured by a valid, subsisting, enforceable and perfected first lien on the corporation stock, shares or membership certificate issued to the related Mortgagor with respect to such Cooperative Loan. The lien of the Pledge Instrument is subject only to the Cooperative Corporation's lien against such corporation stock, shares or membership certificate for unpaid assessments of the Cooperative Corporation to the extent required by applicable law. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Cooperative Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property



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                            described therein and the Seller has full right to
                            sell and assign the same to the Purchaser. The Cooperative Unit was not, as of the date of origination of the Cooperative Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Pledge Instrument.

                     B. There is no proceeding pending or threatened for the total or partial condemnation of the building owned by the applicable Cooperative Corporation (the "Underlying Mortgaged Property"). The Underlying Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Underlying Mortgaged Property as security for the mortgage loan on such Underlying Mortgaged Property (the "Cooperative Mortgage") or the use for which the premises were intended.

                     C. There is no default, breach, violation or event of acceleration existing under the Cooperative Mortgage or the mortgage note related thereto and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

                     D. The Cooperative Corporation has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its formation. The Cooperative Corporation has requisite power and authority to (i) own its properties, and (ii) transact the business in which it is now engaged. The Cooperative Corporation possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which is now engaged.

                     E. The Cooperative Corporation complies in all material respects with all applicable legal requirements. The Cooperative Corporation is not in default or violation of any order, writ, injunction, decree or demand of any governmental authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of the Cooperative Corporation.

                     F. The Seller has delivered to the Purchaser or its designee each of the following documents (collectively, the "Cooperative Loan Documents"):
                            (i) the Cooperative Loan Note, duly endorsed in accordance with the endorsement requirements for Mortgage Notes set forth in this Agreement, (ii) the Pledge Instrument, accompanied by an Assignment of Pledge Instrument, in recordable form, (iii) the corporation stock, shares or membership certificate accompanied by a stock power which authorizes the lender to transfer shares in the event of a default under the Cooperative Loan Documents, (iv) the proprietary lease or occupancy agreement, accompanied by an assignment in blank of such proprietary lease, if available, (v) a recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan, accompanied by an assignment of such recognition agreement in blank, (vi) UCC-1 financing statements with recording information thereon from the appropriate state and county recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the state in which the Cooperative Project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder and (vii) any guarantees, if applicable.

       8. All further references to the Agreement shall include Amendment Number 1 as set forth herein.

       9. All other terms, conditions and provisions of the Agreement are hereby and shall remain in force and effect as written.

       10. This Amendment Number 1 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same Agreement.




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         Kindly acknowledge your acceptance to the terms of this Amendment
         Number 1 by signing and returning the enclosed to Kelly Butler by June 27, 2001.




                                                       Very truly yours,



                                                       LEHMAN BROTHERS BANK, FSB

                                                       By:

                                                       Name:

                                                       Title:







             ACCEPTED AND AGREED:

             CENDANT MORTGAGE CORPORATION

             By:

             Name:

             Title:




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